                                                                    Exhibit 10.7

                                 LEASE AGREEMENT

                                      Dated

                                November 28, 2005

                                     Between

                                 APPLE TREE LLC

                                  as "Landlord"

                                       and

                            Synchronoss Technologies,
                                      Inc.

                                   as "Tenant"

                                       in

                               REDMOND TOWN SQUARE

                          STANDARD TERMS AND CONDITIONS

Provision                                                                Section
---------                                                                -------
Lease Data and Exhibits                                                      1

                          GENERAL TERMS AND CONDITIONS

Premises                                                                     2
Term                                                                         3
Rent                                                                         4
Security Deposit                                                             5
Uses                                                                         6
Services & Utilities                                                         7
Costs of Services & Utilities                                                8
Property Taxes                                                               9
Tax on Rentals                                                              10
Improvements                                                                11
Alterations & Care of Premises                                              12
Acceptance of Premises                                                      13
Special Improvements                                                        14
Access                                                                      15
Damage or Destruction                                                       16
Waiver of Subrogation                                                       17
Indemnification & Insurance                                                 18
Assignment & Subletting                                                     19
Advertising                                                                 20
Liens & Insolvency                                                          21
Defaults                                                                    22
Priority                                                                    23
Removal of Property                                                         24
Nonwaiver                                                                   25
Surrender of Possession                                                     26
Holdover                                                                    27
Condemnation                                                                28
Notices                                                                     29
Costs & Attorney's Fees                                                     30
Landlord's Liability                                                        31
Estoppel Certificates                                                       32
Transfer of Landlord's Interests                                            33
Right to Perform                                                            34
Relocation of Premises                                                      35
Parking                                                                     36
Execution of Lease by Landlord                                              37
General Provisions                                                          38

Signature Pages

                  Exhibit A - LEGAL DESCRIPTION OF LAND
                  Exhibit B - FLOOR PLAN OF PREMISES
                  Exhibit C - STANDARD TENANT IMPROVEMENTS
                  Exhibit D - RULE AND REGULATIONS

                                 LEASE AGREEMENT

     THIS LEASE made this 28th day of November, 2005, between APPLE TREE LLC, A LIMITED L1ABILTY CORPORATION formed under the laws of the State of Washington, ("Landlord"), and Synchronoss Technologies, Inc., a Delaware Corporation ("Tenant").

     As parties hereto, Landlord and Tenant hereby agree as follows:

     1. LEASE DATA AND EXHIBITS

          (a) LEASED PREMISES. The leased premises (the "Premises") are situated on the real property as more particularly described in Exhibit A attached hereto (the "Land"), and consist of 1,959 RENTABLE SQUARE FEET located on the THIRD floor of the Building, as outlined on the floor plan attached hereto as Exhibit
B. The address is 8201 164th Ave NE in Redmond, King County, Washington (the "Building"). The Premises shall include the Tenant improvements, if any, set forth and initialed in Exhibit C hereto.

          (b) AGREED FLOOR AREAS. The Agreed Floor Area of the Premises is 1,959 rentable square feet and The Agreed Floor Area of the Building is 39,575 rentable square feet.

          (c) LEASE TERM. The lease term shall be for 24 MONTHS, commencing on JANUARY 3,2006 and expiring on JANUARY 2, 2008 or such earlier or later dates as provided in Section 3 hereof.

          (d) RENT. The rent shall be payable as described below in advance on or before the first day of each month without offset or deduction at the offices of Leibsohn & Company 11100 NE 8th Street Suite 800 Bellevue, WA. 98004 or such other place as the Landlord shall direct in writing.

               Month 1-12   $ 2,938.50 per month, NNN
               Months 13-24 $ 3,101.75 per month, NNN

               Tenant has deposited with Landlord on the date hereof $2,938.50 to be applied to the first monthly rental payment due hereunder.

          (e) SECURITY DEPOSIT. The security deposit shall be $3101.75 in cash.

          (f) PERMITTED USES. The Premises shall be used only for general office purposes and no other purpose or use without the written consent of Landlord ("Permitted Uses").

          (g) PARKING. Tenant shall have the right to park in the common parking areas on a ratio of 3.25 stalls for each 1,000 square feet of usable space, in common with all other Tenants in the Redmond Town Square Building.

          (h) BROKERS. Tenant was represented by GVA Kidder Mathews in this lease transaction and Landlord was represented in this lease transaction by Craig Levine of Washington Partners, Inc, licensed real estate brokers. No other finder or broker participated in this lease transaction or is entitled to compensation on account of this lease transaction.

                          GENERAL TERMS AND CONDITIONS

     2. PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1(a) hereof.

     3. TERM. The lease term shall be for the period stated in Section 1(c) hereof. The lease term shall commence on the commencement date specified in
Section 1(c)., if any, or on such earlier or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises will be ready for occupancy and specifying the commencement date, which shall not be less than 7 days following the date of such notice; provided, however, that if this Lease is executed prior to substantial completion of the Building as described in Section 1(a) the commencement and termination dates of this Lease may at Landlord's sole option be extended by any period not to exceed one year from the date specified in Section 1(c) because of delays due to casualties, acts of God, acts of Tenant, strikes, shortages of labor or materials or other causes beyond the reasonable control of Landlord. If Tenant shall occupy the Premises prior to the date specified in Section 1(c) of this Lease then the commencement date shall be the date of such occupancy. Neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided herein.

     4. RENT. Tenant shall pay Landlord the monthly rent stated in Section l(d) hereof without demand, deduction or offset, payable in lawful money of the United States in advance on or before the day specified in Section 1(d) to Landlord at the offices of Landlord or its building manager at the place specified in Section l(d), or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rental for any partial month at the beginning or end of the lease terms shall be prorated. Notwithstanding anything in Section 8 hereof, the rent payable by Tenant shall in no event be less than the rent specified in Section l(d) of this Lease.

     5. SECURITY DEPOSIT. As security for the full and faithful performance of every covenant or condition of this Lease to be performed by Tenant, Tenant has paid to Landlord the sum specified in Section 1(e) hereof, the receipt of which is hereby acknowledged. If Tenant shall breach or default with respect to any covenant or condition or this Lease, including but not limited to the payment of rent, Landlord may apply all or any part of such deposit to the payment of any sum in default or any damage suffered by Landlord as a result of such breach or default, or other sum which Landlord may be required to spend or incur by reason of Tenant's breach or default or any other sum which Landlord may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's breach or default, and in such event, Tenant shall upon the reasonable request of Landlord deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease; provided that such request is accompanied by a written accounting of any sum incurred or spent by Landlord for any such breach or default by Tenant. Any payment to Landlord from the security deposit shall not be construed as a payment of liquidation damages. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, such sum shall be repaid to Tenant with interest within 30 days after expiration or sooner termination of this Lease.

     6. USES. The Premises are to be used only for the uses specified in Section 1(f) hereof (the "Permitted Uses"), and for no other business or purpose without the written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that would be reasonably expected to increase the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration of any increase in the normal use of electric power. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, the Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance Tenant shall comply with all laws relating to its use of the Premises and shall observe such reasonable rules and regulations as may be adopted and published by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein, including but not limited to any rules and regulations attached to this Lease. Landlord makes no representations regarding the zoning of the Building, or the legality of any particular use or uses of the Premises.

     7. SERVICES AND UTILITIES. Landlord shall maintain the Premises and the public and common areas of the Building, such as lobbies, stairs, corridors and /or restrooms, in reasonably good order and condition except for damage occasioned by the act or omission of Tenant, the repair of which damage shall be paid by Tenant.

     Between 7:00 a.m. and 6:00 p.m., Monday through Friday and between 8:00 a.m. and 1:00 p.m., Saturday (excluding legal holidays), Landlord shall furnish the Premises with electricity for lighting and operation of low power usage office machines, water, heat and normal air conditioning, and elevator service. Landlord shall also provide light replacement service for Landlord-furnished light, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided on Saturdays, Sundays or holidays. Tenant shall pay for after hours HVAC at the Landlord's cost which may be included in the monthly rent

     The landlord intends to take advantage of recycling programs offered by waste disposal or waste management providers. Tenant agrees to cooperate with the landlords recycling efforts which operation shall include the following: (1) placement of recycling receptacles, supplied by the landlord at each employee's workstation and other appropriate locations, (2) encouraging all employees to properly use the recycling receptacles and otherwise follow the recycling plan,
(3) all other reasonable effort to permit the landlord full participation in all recycling programs.

     Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever or from failure to make any repairs or perform any maintenance, except for such variations, interruptions or failures caused by the gross negligence or willful misconduct of Landlord. In the event of such variation, interruption or failure, however, Landlord shall use reasonable diligence to restore such service. No temporary interruption or failure of such service incident to the making or repairs, alterations or improvements, or due to accident or strike, or condition or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relive Tenant from any of Tenant's obligations hereunder.

     Before installing any equipment in the Premises that generate more than a minimum amount of heat, Tenant shall obtain the written permission of Landlord and Landlord may refuse to grant such permission if the amount of heat generated would place an above average burden on the air-conditioning system of the Building unless Tenant shall agree to pay at Landlord's election: (a) the costs of Landlord for installation, operation and maintenance of supplementary air-conditioning units as necessitated by such equipment or (b) an amount determined by Landlord to cover the additional burden on the existing air-conditioning system generated by such Tenant equipment.

     If Tenant uses any equipment in the Premises requiring above average power usage (including but not limited to computers and data processing equipment and nonstandard office equipment), Tenant shall in advance, on the first day of each month during the lease term, pay Landlord as additional rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment. The monthly rent stated in Section l(d) hereof does not include any amount to cover the cost of furnishing electricity for such purpose unless so stated therein.

     Tenant shall pay prior to delinquency all personal property taxes with respect to all property of Tenant located on the Premises or the Building and shall provide promptly upon request of Landlord written proof of such payment.

8. COSTS OF SERVICES AND UTILITIES. This is a "Net, Net, Net" lease. In addition to the rent provided in Section 1(d) of this Lease, Tenant shall be responsible for paying, as additional rent, its' share of the "operating costs" of the property. These rental charges shall be adjusted annually to reflect changes in Landlord's total cost of operating the Building. The adjustment shall be made as follows:

     8.1 DEFINITIONS. As used herein, the following terms shall have the following respective meanings unless the context otherwise specifies or clearly requires.

     "Lease Year" shall mean a calendar year commencing January 1 and ending December 31.

     "Operating Costs" shall mean all expenses paid or incurred by Landlord for maintaining, operating and repairing the Building (including the parking facilities), the Land, and the personal property used in conjunction therewith, including but not limited to all expenses paid or incurred by Landlord for Property Taxes, as defined in Section 9 below, electricity, water, gas sewers, refuse collection, telephone charges not chargeable to tenants and similar utilities service; the cost of supplies, janitorial and cleaning services, window washing, insurance, cost of services of independent contractors, repair, replacements, management fees, cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating or repairing the Building.

     "Actual Direct Costs" shall mean the actual expenses paid or incurred by Landlord for Operating Costs during any Lease Year of the term hereof.

     "Actual Direct Costs Allocable to the Premises" shall mean the same proportion of the Actual Direct Costs as the Agreed Floor Area of the Premises bears to the Agreed Floor Area of the Building, as set forth in Section 1 (b).

     "Estimated Direct Costs Allocable to the Premises" shall mean Landlord's estimate of Actual Direct Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8.3.

     8.2 RENTAL ADJUSTMENT FOR ESTIMATED COSTS. Landlord shall furnish Tenant a written statement of Estimated Costs Allocable to the Premises for each Lease Year, and a calculation of rental adjustment as follows: One-twelfth (1/12) of the amount of the Estimated Direct Costs Allocable to the Premises shall be added to the monthly rent payable by Tenant under this Lease for each month during such Lease Year. If such Estimated Direct Costs Allocable to the Premises are furnished after the commencement of the Lease Year, Tenant shall also make a retroactive lump-sum payment, within fifteen (15) days, equal to the amount of such monthly excess multiplied by the number of months during the Lease Year for which no such adjustment was paid.

     8.3 ACTUAL COSTS. After the close of each Lease Year during the term hereof, Landlord shall deliver to Tenant a written statement setting forth the Actual Direct Costs Allocable to the Premises during the preceding Lease Year, accompanied by a written accounting of such Actual Direct Costs Allocable to the Premises. If such costs for any Lease Year exceed the Estimated Direct Costs Allocable to the Premises paid by Tenant to Landlord pursuant to Section 8.2 for such Lease Year, Tenant shall pay the amount of such excess to Landlord as additional rental within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Section 8.2, then the amount of such overpayment shall be credited toward the next monthly rental payable by Tenant.

     8.4 DETERMINATIONS. The determination of Actual Direct Costs Allocable to the Premises and Estimated Direct Costs Allocable to the Premises shall be made by the Landlord. Any amounts payable by Tenant pursuant to this Section shall be additional rent payable by Tenant hereunder and in the event of nonpayment thereof, Landlord shall have similar rights with respect to such nonpayment as it has with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

     8.5 END OF TERM. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between Estimated and Actual Direct Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination dated bears to 365, and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery of the statement of Actual Direct Costs Allocable to the Premises with respect to such Lease Year.

     9. PROPERTY TAXES. "Property Taxes" shall mean all real property taxes and assessments and personal property taxes, charges and assessments levied with respect to the Land, the Building, any improvements, fixtures and equipment, and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building.

     10. TAX ON RENTALS. If any governmental authority shall in any manner levy a tax on rentals payable under this Lease or rentals accruing from use of property, or such a tax in any form against Landlord measured by income derived from the leasing or rental of the Building, such tax shall be paid by Tenant either directly or through Landlord; provided, however, that Tenant shall not be liable to pay any net income tax imposed on Landlord.

     11. IMPROVEMENTS, All standard or special Tenant improvements listed on Exhibit C hereto, or paid for by Landlord, shall at all times be the property of Landlord. Subject to Section 24 hereof, upon the expiration or sooner termination of this Lease, all improvements and additions to the Premises made by Tenant shall become the property of Landlord.

     12. ALTERATIONS AND CARE OF PREMISES. Tenant shall take good care of the Premises and shall promptly make all necessary repairs and maintenance, except those to be made by Landlord as provided herein.

     Tenant shall, at the expiration or sooner termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and damage by fire or other insured casualty excepted.

     Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add disturb or in any way change any floor covering, wall covering, fixtures, plumbing or wiring without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall deliver to Landlord full and complete plans and specifications for any such alteration, addition or improvement.

     Landlord does not and will not make any covenant or warranty, express or implied, that any such plans or specifications submitted by Tenant are accurate, complete or in any way suited for their intended purpose. Further, Tenant shall indemnify and hold Landlord harmless from any liability, claim or suit, including attorneys' fees, arising from any injury, damage, cost or loss sustained by persons or property as a result of any defect in design, material or workmanship related to work performed by or for or plans or specifications submitted by Tenant.

     All such work so done by Tenant shall be done in accordance with all laws, ordinances, and rules and regulations of any federal, state, county, municipal or other public authority and/or Board of Fire Underwriters. Tenant expressly covenants and agrees that no liens of Mechanics, materialmen, laborers, architects, artisans, contractors, subcontractors, or any other lien of any kind whatsoever shall be created against or imposed upon the Premises, the Land or the Building, and that in the event any such claims or liens of any kind whatsoever shall be asserted or filed by any persons, firms or corporations performing labor or furnishing material in connection with such work, Tenant shall pay off or cause the same to be discharged of record or bonded within 10 days of notification thereof. All alternations, improvements, or changes made by Tenant to the Premises shall become the property of Landlord and shall remain upon and be surrendered with the Premises upon the termination of this Lease.

     Tenant acknowledges and agrees that a material condition to the granting of approval of Landlord to any alterations and/or improvements and/or repairs required under this Lease or desired by Tenant is that the contractors who perform such work shall carry a Comprehensive Liability Policy covering both bodily injury, in the amount of $100,000 per person and $300,000 aggregate, and property damages, in the amount of $300,000, at Tenant's expense. Landlord may require proof of such insurance coverage from each contractor at the time of submission of Tenant's request for Landlord's consent to commence work.

     All damage or injury done to the Building or the Premises or any appurtenances to either by Tenant, or by Tenant's agents, invitees, licensees, or employees, or by any other persons who may be in the Building or upon the Premises with the consent of Tenant, including the cracking or breaking of glass of any windows and doors, shall be paid for by Tenant. Tenant shall not put curtains, draperies or other hangings on or beside the windows in the Premises or place any furniture on the patios, if any, without first obtaining Landlord's consent. All normal repairs necessary to maintain the Premises in a tenantable condition shall be done by or under the direction of Landlord and at Landlord's expense except as otherwise provided herein. Tenant shall promptly notify Landlord of any damage to the Premises requiring repair. Landlord shall be the sole judge as to what repairs are necessary.

     13. ACCEPTANCE OF PREMISES. If this Lease shall be entered into prior to the completion of construction of the Building or Tenant improvements in the Premises to be occupied by Tenant, the acceptance of the Premises by Tenant shall be deferred until 5 days after Tenant's receipt of a written notice by Landlord to Tenant of the completion of such construction. Tenant shall within 5 days after receipt of such notice make such inspection of the Premises as Tenant deems appropriate and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition. If as a result of such inspection Tenant discovers minor deviations or variations from the plans and specifications for Tenant improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry), Landlord shall promptly correct such deviations and variations upon receipt of such notice from Tenant. The existence of such punch list items shall not postpone the commencement date of this Lease.

     14. SPECIAL IMPROVEMENTS. Tenant shall reimburse Landlord for Landlord's cost of making all special improvements requested by Tenant, including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections other than as described on Exhibit C or other attachment hereto being furnished by Landlord. Tenant shall pay Landlord for the cost of any such special improvements made within 10 days of receipt of a written request therefor by Landlord to Tenant.

     15. ACCESS. Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Nothing contained in this Section 15 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or may relieve Tenant from the duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within 180 days prior to the expiration or sooner termination of the lease term. Landlord shall not be liable for the consequences of admitting by passkey, or refusing to admit to the Premises, Tenant or any of Tenant's agents or employees or other persons claiming the right of admittance.

16. DAMAGE OR DESTRUCTION. If the Premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, either (a) terminate this Lease as provided herein or (b) restore the Premises to their previous condition, and in the meantime the monthly rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof. Unless Landlord, within 30 days after receipt from Tenant of notice that Tenant deems the Premises untenantable, shall notify Tenant of its election not to restore the Premises and to terminate this Lease, this Lease shall continue in full force and effect. If the damage is due directly or indirectly to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of rent.

     If the Building or the Premises shall be destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent more than 50% of either is rendered untenantable, or if the Building or the Premises shall be destroyed or materially damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election terminate this Lease by notice in writing to Tenant within 60 days after such destruction or damage. Such notice shall be effective 30 days after receipt thereof by Tenant. Landlord shall not be required to repair or restore fixtures, improvements, or other property of Tenant.

17. WAIVER OF SUBROGATION. Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each herewith and hereby release and relieve the other and any other tenant, its agents or employees, from responsibility for, and waive their entire claim of recovery for, (a) any loss or damage to the real or personal property of either located anywhere in the Building including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by their respective fire insurance policies, with extended coverage endorsements or (b) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which may be covered by the business interruption insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

18. INDEMNIFICATION AND INSURANCE.

          18.1 INDEMNIFICATION. Each of Landlord and tenant shall defend and indemnify the other and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission or negligence of or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors in or about the Premises, or arising from any breach or default under this Lease by such party or arising from any accident, injury, or damage, howsoever and by whomever caused by any person or property, occurring in or about the Premises provided that the foregoing provision shall not be construed to make either the Tenant or the Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of the other party, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors.

     Except as caused by the gross negligence or willful misconduct of Landlord, Landlord shall not be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenance thereto, being out of repair, or the bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act or neglect of any tenant or occupant of the Building, or of any other person, or by any other cause of whatsoever nature. Tenant agrees to use and occupy the Premises and other facilities of the Building at its own risk and hereby releases Landlord, its agents and employees from all claims for any damage or injury to the fullest extent permitted by law, except to the extent that such claims for damage or injury are caused by the gross negligence or willful misconduct of Landlord.

          18.2 INSURANCE.

               (a) Tenant shall, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect:

                    (i) Commercial general liability insurance with coverage at least as broad as the most commonly available ISO Commercial General Liability policy CG 00 01, with limits of liability no less than Two Million Dollars ($2,000,000) per occurrence limit, Two Million Dollars ($2,000,000) general aggregate limit; including contractual; which limits shall be reasonably increased during the term of this Lease at Landlord's request to reflect both increases in liability exposure arising from inflation as well as arising from changing legal liability standards, and which policy names Landlord and, at Landlord's request, Landlord's mortgage lender(s) as additional insureds; and

                    (ii) Property insurance at least as broad as an ISO Special Form Causes of Loss policy, CP 0030, covering all real and personal property of Tenant, including without limitation any leasehold improvements installed by or for Tenant and Tenant's personal property located on or in, or constituting a part of the Building, in an amount equal to one hundred percent (100%) insurable replacement value of all such property, with no coinsurance penalty, and naming Landlord's lender's as loss payees through a lender's loss payable indorsement; and

                    (iii) Business interruption insurance in an amount sufficient to cover costs, expenses, rents due hereunder, damages and lost income should the Premises not be fully usable for a period of up to 6 months.

               (b) All insurance polices required under this Section 18.2 shall be with companies reasonably approved by Landlord and each policy shall provide that it is not subject to cancellation or reduction in coverage except after thirty (30) days following written notice to Landlord. Tenant shall deliver to Landlord and, at Landlord's request, Landlord's mortgage lender (s), if any, prior to the date of commencement of this Lease and from time to time thereafter, certificates evidencing the existence and amounts of all such policies, which certificate provides that the policies certified therein shall not be cancelable or subject to reduction of coverage until 30 days following written notice to Landlord.

               (c) If Tenant fails to acquire or maintain any insurance or provide any certificate required by this Section 18.2, Landlord may, but shall not be required to, obtain such insurance and the cost of the premiums therefor shall become additional rent due hereunder.

     19. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, transfer, mortgage or encumber this Lease nor sublet the whole or any part of the Premises without first obtaining Landlord's written consent, which consent shall require that such subtenant or assignee consent to be bound by all of the terms and conditions of this Lease, but which consent shall not otherwise be unreasonably withheld. No such assignment or subletting shall relieve Tenant of any liability under this Lease regardless of whether such liability arises by or through Tenant. Assignment or subletting shall not operate as a waiver of the necessity for a written consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. Landlord may, at its election, collect rent directly from such assignee or subtenant.

     In the event Tenant should desire to assign this Lease or sublet the Premises or any part hereof, Tenant shall give Landlord written notice at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify, (a) the name and business of the proposed assignee or sublessee, (b) the amount and location of the space affect, (c) the proposed effective date and duration of the subletting or assignment, and (d) the proposed rental to be paid to Tenant by such sublessee or assignee. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant and reclaim that portion of the Premises, (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental rate between Tenant and sublessee is greater than the rental rate of this Lease, then such excess rental to be deemed additional rent owed by Tenant to Landlord under this Lease, and the amount of such excess, including any subsequent increases due to escalation or otherwise, to be paid by Tenant to Landlord in the same manner the Tenant pays the rental hereunder and in addition thereto, or (3) to withhold consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Premises.

     If Tenant is a corporation, then any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, the majority or controlling interest of its outstanding voting stock, shall not constitute an assignment or the purpose of this Section.

     If Tenant is a partnership, then any dissolution, liquidation, merger, or consolidation of the partnership, or any change in ownership of a majority of the partnership interests, whether directly or indirectly, or any change of control of the partnership or of any general partner, shall not constitute an assignment for purposes of this Section.

     Upon the exercise by Landlord of the option of termination of this Lease as to the space requested to be subleased, Tenant shall surrender that portion of the Premises to be reclaimed, and the Agreed Floor Area of the Premises and rent pursuant to Sections 1 (b) and 1 (d) above shall be reduced proportionately. All other terms and conditions of this Lease shall otherwise remain in force and effect. If the portion of the Premises to be sublet is inaccessible from any public hallway in the Building, Landlord may reclaim a comparable area of similar size elsewhere in the Premises that is accessible from such hallways and require Tenant to occupy such inaccessible area, provided that Tenant shall not be required to occupy any area that is not accessible from and contiguous to the remainder of the Premises. Landlord may make any alterations, modifications or improvements to the Premises it deems necessary for the reclaiming of any portion of the Premises.

     20. ADVERTISING. Tenant shall not inscribe any inscription, or post, place or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby.

     Tenant, at their sole cost and expense, shall have the right to building directory signage in common with other tenants at the project. Said sign is subject to Landlord's approval and all governmental codes and regulations.

     21. LIENS AND INSOLVENCY. Tenant shall keep the Premises and the Building free from any liens arising out of any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's right of possession under this Lease at Landlord's option and in no event shall the Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     22. DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant: (i) the abandonment of the Premises by Tenant or the vacating of the Premises for more than thirty (30) consecutive days; (ii) the failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, and such failure continues for more than five (5) days after written notice from Landlord; (iii) the failure by Tenant to observe or perform any of the other covenants, conditions or provisions of the Lease, where such failure shall continue for a period of twenty (20) days after written notice from Landlord; provided, however, if more than 20 days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within said 20-day period and thereafter diligently prosecutes such cure to completion; (iv) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (v) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(vi) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty
(30) days; (vii) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (viii) the assignment or other transfer of all or any interest of Tenant in this Lease, or the subletting of all or any portion of the Premises, in either case which is in violation of this Lease. All notice and cure periods set forth above are in lieu of and not in addition to any notice required pursuant to applicable unlawful detainer/eviction statutes

     All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law or in equity, and all of the following may be exercised with or without legal process as then may be provided or permitted by the laws of the state in which the Premises are situated:

          (a) Upon any material default under this Lease, Landlord may reenter the Premises and remove or put out Tenant or any other persons found therein. No such reentry shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant.

          (b) Upon any material default under this Lease, Landlord may elect to re-let the Premises or any part thereof upon such terms and conditions, including rent, term and remodeling or renovation, as Landlord in its sole discretion may deem advisable. To the fullest extent permitted by law, the proceeds of any reletting shall be applied: first, to pay Landlord all costs and expenses of such reletting (including without limitation, costs and expenses incurred in retaking or repossessing the Premises, removing persons or property therefrom, securing new tenants, and, if Landlord maintains and operates the

Premises, the costs thereof); second, to pay any indebtedness of Tenant to Landlord other than rent; third, to the rent due and unpaid hereunder; and fourth, the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue.

          (c) Upon any material default under this Lease, Landlord may also elect to terminate the Lease and all rights of Tenant by giving notice to Tenant of such election. If Landlord elects to terminate the Lease, Landlord shall have the right to reenter the Premises and remove all persons, and to take possession of and remove all equipment and fixtures of Tenant in the Premises. Tenant hereby waives all damages that may be caused by Landlord's reentering and taking possession of the Premises or removing or storing the property thereof, and Tenant shall save Landlord harmless therefrom, and no such reentry shall be considered a forcible entry. If Landlord so elects to terminate the Lease, Landlord may also recover from Tenant:

                    (I) The worth at the time of the award of the unpaid rent which had been earned at the time of termination;

                    (II) The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of rental loss that could have been reasonably avoided;

                    (III) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of rental loss that could be reasonably avoided;

                    (IV) Any other amount necessary to compensate the Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom; and

                    (V) At Landlord's election, such other amounts in addition to or in lieu of the foregoing that may be permitted from time to time by applicable law.

The "worth at the time of the award" of the amounts referred to in paragraphs
(I) and (II) above is computed by allowing interest at twelve percent (12%). The "worth at the time of the award" of the amount referred to in paragraph (III) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

          (d) Nothing in this Section 22 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to termination of this Lease for personal injury or property damage under the indemnification provisions or other provisions of this Lease.

          (e) Tenant acknowledges that certain benefits or concessions provided by Landlord are conditioned upon Tenant's timely, fully and faithful performance of each and every obligation, covenant, representation and warranty of this Lease throughout the entire term of this Lease, even though such benefits or concessions may be realized by Tenant over less than the entire term of this Lease. Accordingly, notwithstanding anything to the contrary contained herein, in the event Landlord brings an action against Tenant for default under this Lease, Landlord shall become immediately entitled to receive from Tenant as additional rent the amount of all such benefits and concessions allocable to the balance of the Lease term on a pro rata basis, i.e., an amount equal to the product of (x) the sum of (a) any amounts theretofore or thereafter paid by Landlord to Tenant or to any third party, or any amounts credited to Tenant or to any third party, for of on account of (i) any moving, tenant improvement, decorating or other allowance or credit granted to Tenant, (ii) any real estate commission paid on account of this Lease, and (iii) any expenses or costs related to assumption by Landlord of any other lease, plus (b) an amount equal to the difference between the rent as specified in Section l(d) above and rent for any period for which this Lease provides any lesser amount including zero or nominal rent, including for any period of early occupancy of the Premises prior to the commencement of the term of this Lease, plus (c) the amount spent by Landlord for any tenant improvements to the Premises; multiplied by (y) a fraction, the numerator of which is the number of days of the term of this Lease remaining between the date of default and the expiration of the term of this Lease, and the denominator of which is the total number of days for the term of this Lease. By way of example, if Tenant receives a moving allowance of $1,000, the Lease term is 3 years (1,095 days) and a default occurs at the end of the first year such that there were 2 years (730 days) remaining, then Tenant shall pay as additional rent the sum for $666.67, which is computed as follows:
($1,000 x 730)/1,095 = $666.67.

     23. PRIORITY. Upon demand by Landlord or the holder of any mortgage or deed of trust now existing or that may hereafter be placed upon the Premises or the Building, Tenant will execute an agreement of subordination, non-disturbance and attornment in form acceptable to Landlord and to such mortgage holder. In the absence of such agreement, Tenant agrees that this Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Premises or the Building and to any and all advances to be made thereunder, and to interest thereon, and all renewals, replacements or extensions thereof.

     24. REMOVAL OF PROPERTY. Upon expiration or sooner termination of this Lease, Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (a) such removal is made prior to the termination or expiration of this Lease, (b) Tenant is not in material default under any provision of this Lease at the time of such removal, and (c) Tenant immediately repairs all damages caused by or resulting from such removal. All other property in the Premises and any alterations thereto (including, without limitation, wall-to-wall carpeting, paneling, wall covering, or lighting fixtures and apparatus) and any other article affixes to the floor, wall to ceiling of the Premises shall become the property of Landlord and shall remain upon and be surrendered with the Premises, Tenant hereby waiving all rights to any payment or compensation therefore. If, however, Landlord so requests in writing, Tenant will, upon termination of this Lease, remove such alterations, additions, fixtures, equipment and property placed or installed by it in the Premises as requested by Landlord, and will immediately repair any damage caused by or resulting from such removal to the condition of the Premises prevailing upon commencement of this Lease, reasonable wear and tear expected.

     If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of reentry, Landlord may at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost or storing any such property after it has been stored for a period of 30 days or more, Landlord may, at its option, sell, or permit to be sold, any of all such property at public or private sale (and Landlord may become a purchaser at such sale), in such manner and at such times and place as Landlord in its sole discretion may deem proper without notice to Tenant, and shall apply the proceeds of such sale: first, to the cost and expense or such sale, including reasonable attorneys' fees actually incurred; second, to the payment of costs or charges for storing any such property; third, to the payment or any other sums of money which may then be or thereafter become due landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     25. NONWAIVER. Waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deeded to be a waiver of such term, covenant or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of the Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     26. SURRENDER OF POSSESSION. Upon expiration or sooner termination of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord.

     27. HOLDOVER. IF Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the term of this Lease, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy, which tenancy may be terminated as provided by the laws for the State of Washington. During such tenancy, Tenant agrees to pay to Landlord one and one-half the rate of rental as set forth herein, unless a different rate shall be agreed upon, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

     28. CONDEMNATION. If all of the Premises, or such portions of the Building as may be required for the reasonable use of the Premises, are taken be eminent domain, this lease shall automatically terminate as of the date Tenant is required to vacate the Premises and all rentals shall be paid to that date. In case of a taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as of the date of possession of such reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. Landlord reserves all rights to damage to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not as part of the damages recoverable by Landlord.

     29. NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord at the same place rent payments are made, to Tenant at the Premises, and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other address as may from time to time be designated by such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

     30. COSTS AND ATTORNEYS' FEES. In the event of any action or proceeding arising out of or in connection with this Lease, the prevailing party shall be entitled to all costs, expenses and reasonable attorneys' fees, with or without suit and on appeal.

     31. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets or Landlord except Landlord's interest in the Premises and the Building, but are made and intended for the purpose of binding only Landlord's interest in the Premises and the Building. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord contained in this Lease.

     32. ESTOPPEL CERTIFICATE. Tenant shall, from time to time upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designees a written statement stating the date this Lease was executed and the date it expires, the date Tenant entered into occupancy of the Premises, the amount of minimum monthly rental and the date to which such rental has been paid, and certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of agreement so effecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied, including, but without limitation, all co-tenancy requirements; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing defenses or offsets which Tenant has against the enforcement of this Lease by Landlord; that no rental has been paid in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof). It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within 10 days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in this Lease, and that not more than one month's rental has been paid in advance.

     33. TRANSFER OF LANDLORD'S INTEREST. This Lease shall be assignable by Landlord without the consent of Tenant in the event of any transfer or transfers of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, and the transfer or shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferee.

     34. RIGHT TO PERFORM. If Tenant shall fail to pay sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
(10) days after notice thereof by Landlord, or such shorter time if reasonable under the circumstances, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of rent.

     35. RELOCATION OF PREMISES. During the term of the Lease Landlord may relocate the Tenant's Premise within the Building. Said relocation shall be at the total cost and expense of Landlord. In the event Landlord so elects to relocate Tenant, Landlord shall notify Tenant and propose the relocation space to Tenant shall have fifteen (15) days from the receipt of said notice to elect to accept said relocation. In the event that the relocation proposal is accepted by Tenant, Landlord and Tenant shall revise the Tenant's Lease to reflect the new space. Upon such relocation, such new space shall be deemed the Premises hereunder for all purposes and the Lease shall be deemed amended to that effect date without further formality. Rental rates for the new space shall be the same as those agreed to in the original Lease Agreement, subject to adjustment for additional space, or less space, as agreed to by the parties. All other terms and conditions of the original Lease shall remain in full force and effect.

     36. PARKING. Parking shall at all times be governed by reasonable rules and regulations which shall be published from time to time by Landlord. Parking may be on a reserved stall and/or undesignated stall -- "window sticker" basis, and may be self-service and/or attendant service, as determined from time to time by Landlord.

     37. EXECUTION OF LEASE BY LANDLORD. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises, and this document shall become effective and binding only upon execution and delivery by Landlord and the Tenant. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

     38. GENERAL PROVISIONS.

          (a) The titles of sections of this Lease are not a part of this Lease and shall have no effect upon the construction of interpretation of any part hereof. This Lease shall be construed and governed by the laws of the State of Washington.

          (b) All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

          (c) Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any Lease except for that broker identified in Section 1(h) hereof, and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

          (d) This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified, or added to except in writing signed by Landlord and Tenant, any provision of this Lease shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

          (e) To the extent required by law, the Building shall be an open occupancy building.

          (f) Any rent, additional rent or other sums payable by Tenant to Landlord which shall not be paid upon the due date thereof shall bear interest at a rate equal to five percent (5%) per annum above the prime lending rate as publicly announced from time to time by Bank of America, calculated from the date of delinquency to the date of payment. Any late payment of rental shall also be subject to a collection fee equal to the greater of $100.00 or five percent (5%) of the amount due.

          (g) Landlord reserves the right to name and re-name the Building from time to time, and to install signs accordingly, without compensation or prior notice to Tenant.

          (h) The invalidity of all or any part of any section of this Lease shall not render invalid the remainder of this Lease or the remainder of such section. If any provision of this Lease is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          (i) The following exhibits or riders are made a part of this Lease:

               Exhibit A - LEGAL DESCRIPTION OF LAND
               Exhibit B - FLOOR PLAN OF PREMISES
               Exhibit C - TENANT IMPROVEMENTS
               Exhibit D - RULE AND REGULATIONS

     IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

TENANT: Synchronoss Technologies, Inc.


By /s/ LAWRENCE R. IRVING
   ----------------------------------
   Its LAWRENCE R. IRVING


LANDLORD: APPLE TREE LLC


By /s/ Tony Chee
   ----------------------------------
   Its Managing Partner

CORPORATE ACKNOWLEDGEMENT:
State of NEW JERSEY )
                    ) ss.
County of SOMERSET  )

     On this 3RD day of JANUARY, 2006 before me personally appeared LAWRENCE R. IRVING to me known to be the CFO of the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.


                                        Signature: /s/ Bharati B Parekh.
                                                   -----------------------------
           BHARATI B PAREKH             Print Name: BHARATI B PAREKH.
            Notary Public
         State of New Jersey            Notary Public in and for the
        My Commission expires           State of NEW JERSEY
           April 9th, 2007.             Residing in NEW JERSEY
                                        My appointment expires: APRIL 9th, 2007.

(Seal)

LIMITED LIABILITY COMPANY:
State of Washington )
County of Illegible )

     On this 4th day of Jan, 2006 before me personally appeared Tony Chee to me known to be the member of the limited liability company that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.


                                        Signature: /s/ CATHIE M WEBSTER
                                                   -----------------------------
                                        Print Name: CATHIE M WEBSTER

                                        Notary Public in and for the
                                        State of Washington
                                        Residing in Illegible
                                        My appointment expires 6-5-06

(Seal)


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                                   EXHIBIT A

                           LEGAL DESCRIPTION OF LAND

THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS
FOLLOWS:

THE WEST 92 FEET OF THE NORTH 104 OF THE FOLLOWING DESCRIBED TRACT:

BEGINNING AT THE COMMON CORNER OF SECTION 1,2,11, AND 12, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON; THENCE NORTH ALONG LINE BETWEEN
SECTION 1 AND 2,238.7 FEET; THENCE WEST AT RIGHT ANGLES 30 FEET TO POINT OF
BEGINNING: THENCE WEST 208.7 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF
SECTION 1.417.4 FEET TO THE POINT OF BEGINNING; EXCEPT THAT PORTION THEREOF LYING NORTHERLY OF A LINE THAT IS PARALLEL WITH AND 30,000 FEET SOUTHERLY FROM THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE CENTER LINE OF 164TH AVENUE N.E. (BEING THE EAST LINE OF SAID SECTION 2) WITH THE CENTER LINE OF N.E. 83RD STREET (FORMERLY TRIMBLE STREET AS SHOWN ON PERRIGO'S PLAT OF REDMOND, ACCORDING TO PLAT RECORDED IN VOLUME 18 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON), SAID INTERSECTION BEING DISTANT NORTH 1 DEGREES 8'48" EAST 659.97 FEET ALONG SAID EAST LINE OF
SECTION 2 FROM THE SOUTHEST CORNER THEREOF; THENCE NORTH 58'59' WEST 395.17 FEET TO THE TERMINUS OF SAID LINE.

THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

NORTH 104.00 FEET OF THE FOLLOWING DESCRIBED TRACT:

BEGINNING AT THE COMMON CORNER OF SECTIONS 1, 2, 11, AND 12 IN TOWNSHIP 25 NORHT, RANGE 5 EAST W.M., IN KING COUNTY, WASHINGTON; THENCE NORTH ALONG LINE BETWEEN SECTIONS 1 AND 2, 238.7 FEET; THENCE WEST AT RIGHT ANGLES 30 FEET TO POINT OF BEGINNING; THENCE WEST 208.7 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF SECTION 1, 417.4 FEET; THENCE EAST 208.07 FEET TO WEST LINE OF COUNTRY ROAD; THENCE SOUTH 417.4 FEET THE POINT OF BEGINNING; EXCEPT THE WEST 92 FEET THEREOF; ALSO

EXCEPT THAT PORTION THEREOF LYING NORTHERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE CENTER OF 164TH AVENUE N.E. (BEING THE EAST LINE OF SAID SECTION 2) WITH THE ENTER LINE OF N.E. 83RD STREET (FORMERLY TRIMBLE STREET AS SHOWN ON PERRIGO'S PLAT OF REDMOND. ACCORDING TO PLAT RECORDED IN VOLUME 18 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON), SAID INTERSECTION BEING DISTANT NORTH 1 DEGREES 8'48" EAST 659.97 FEET ALONG SAID EAST LINE OF
SECTION 2 FROM THE SOUTHEST CORNER THEREOF; THENCE NORTH 88 DEGREES 58'58' WEST
146.69 FEET TO THE NORTHERLY PROLONGATION OF THE EAST LINE OF SAID WEST 92 FEET; THENCE SOUTH 1 DEGREES 8'48" WEST 30.00 FEET ALONG SAID PROLONGATION AND EAST LINE TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 89 DEGREES 28'25" EAST 116.70 FEET FROM THE COURSE HEREIN ABOVE DESCRIBED AS HAVING A BEARING OF NORTH 88 DEGREES 58'58' WEST AND THE TERMINUS OF SAID LINE.

THE NORTH 74.25 FEET OF A TRACT OF LAND DESCRIBED AS FOLLOWS:

BEGINNING AT THE COMMON CORNER OF SECTIONS 1,2, 11, AND 12 IN TOWNSHIP 25 NORHT, RANGE 5 EAST W.M.

THENCE NORTH OF THE SECTION LINE BETWEEN SECTIONS 1 AND 2, 238.7 FEET:

THENCE WEST AT RIGHT ANGLES 30 FEET TO A POINT:

THENCE NORTH 15 FEET TO THE POINT OF BEGINNING;

THENCE WEST 208.7 FEET;

THENCE NORTH AT RIGHT ANGLES 298.05 FEET;

THENCE EAST 208.07 FEET;

THENCE SOUTH 298.05 FEET TO THE POINT OF BEGINNING;


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SITUATED IN THE CITY OF REDMOND, COUNTY OF KING, STATE OF WASHINGTON.


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                                    EXHIBIT B

                             FLOOR PLAN OF PREMISES

                                  (FLOOR PLAN)


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                                    EXHIBIT C

                               Tenant Improvements

Tenant accepts the premises on an "As Is" basis.


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                                   EXHIBIT "D"

                               REDMOND TOWN SQUARE

                              RULES AND REGULATIONS

1. Lessee shall not erect or install or otherwise utilize signs, lights, symbols, canopies, awnings, window coverings or other advertising or decorative matter on the windows, walls, and exterior doors, or areas otherwise visible from the exterior of the leased premises without first submitting its plans to Lessor and obtaining Lessor's written approval thereof.

2. Lettering upon the directory board and the doors as required by Lessee shall be made by the sign company designated by Lessor.

3. No additional locks shall be placed upon any doors of the leased premises, and Lessee agrees not to have any duplicate keys made without the consent of Lessor. If more than two keys for any lock are desired, such additional keys shall be paid for by Lessee. Each Lessee, upon the termination of the tenancy, shall deliver to the Lessor the keys of offices, and rooms which shall have been furnished the Lessee or which the Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay the Lessor therefor.

4. No furniture, freight, supplies not carried by hand, or equipment of any kind shall be brought into or removed from Building without the consent of Lessor. Such furniture, freight, equipment, safes and other heavy property shall be moved in or out of Building only at the times and in the manner permitted by Lessor. Lessor will not be responsible for loss or damage to any of the items above referred to, and all damage done to the leased premises or the Building by moving or maintaining any of such items shall be repaired at the expense of Lessee. Any merchandise not capable of being carried by hand shall utilize hand trucks equipped with rubber tires and rubber side guards.

5. Lessor shall have the right to limit the weight, size and to designate the locations of all safes, filerooms, libraries and other heavy property within the building. Maximum uniform floor loading allowed is 65 pounds per square foot. Lessee warrants that under no circumstances shall they load the floor in excess of this limit. If excess floor loading is required, all costs (including engineering) to prepare the floor surface and structure to withstand excess floor loads shall be borne by the Lessee. In no event shall excess floor loads be accomplished without express written permission by Lessor.

6. The entrances, corridors, stairways and elevators shall not be obstructed by Lessee, or used for any other purpose than ingress or egress to and from the leased premises.

7. Lessee will not use or permit to be used in the leased premises anything that will increase the rate of insurance on the office Building or any part thereof; nor overload any floor or part thereof; nor anything that may be dangerous to life or limb; nor in any manner deface or injure the Office Building or any part thereof; nor do anything or permit anything to be done upon the leased premises in any way tending to create a nuisance or to disturb any other tenant or occupant of any part of the Office Building; and Lessee, at Lessee's expense, will comply with all health, fire and police regulations respecting the leased premises.

8. Lessee shall not mark, drive nails, screw or drill into woodwork or plaster, or paint or in any way deface the Office Building or any part thereof, of the lease premises or any part thereof, of fixtures therein. The expense of remedying any breakage, damage or stoppage resulting from a violation of this rule shall be borne by Lessee.

9. Canvassing, soliciting and peddling in Building are prohibited and each Lessee shall cooperate to prevent such activity.

10. The requirements of tenants will be attended to only upon application at the main office of the Lessor. Lessor's employees shall not perform any work or do anything outside of their regular duties, except on issuance of special instructions from Lessor. If Lessor's employees are made available for the assistance of any tenants, Lessor shall be paid for their services by such tenants at reasonable hourly rates.

     Lessor reserves the right to close and keep locked all entrance and exit doors of the Building on Sundays


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     and legal holidays and between the hours of 6:00 p.m. of any day and 7:00 am of the following day and during such further hours as Lessor may deem advisable for the adequate protection of the Office Building and the property of the tenants.

11. Lessor shall, operate the air conditioning system from 7:00 am until 6:00 p.m. on business days, and on Saturdays, when the hours shall be from 8:00 am until 1:00 p.m.

12. Lessee shall exercise care and caution to ensure that all water faucets or water apparatus, electricity and gas are carefully and entirely shut off before Lessee or its employees leave Building, so as to prevent waste or damage. Lessee shall be responsible for any damage to the leased premises or the Office Building and for all damage or injuries sustained by other tenants or occupants of the Office Building arising from Lessee's failure to observe this provision.

13. Lessor reserves the right to exclude or expel from the Office Building any person who, in the judgment of Lessor is under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Office Building.

14. Lessor shall supply A.C. electrical current to the leased premises capable of providing electrical capacity equivalent to 5 watts per square foot. The cost of providing electrical capacity above such specified amount and the use of electrical power in excess of 5 watts per square foot for 10 hours per day shall be paid by Lessee.

15. Lessee, employees and invitees shall obey all traffic and parking regulations as posted throughout the Office Complex by Lessor.

16. Toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

17. Lessee shall not employ any person or persons other than the janitor of Lessor for the purpose of cleaning the leased premises unless otherwise agreed to by Lessor. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to any Lessee for any loss of property on the Leased Premises, however occurring, or for any damage done to the effect of any Lessee by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

18. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas, or substance in the leased premises, or permit or suffer the leased premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Office Building by reason of noise, odors, and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the leased premises or the Office Building.

19. Lessee shall not use or keep in the leased premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

20. Lessor will direct electricians as to where and how telephone and electrical wires are to be introduced. No boring or cutting wires will be allowed without the consent of Lessor. The locations of telephones, call boxes and other office equipment affixed to the leased premises shall be subject to the approval of Lessor.

21. No Lessee shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the leased premises in any manner except as approved by the Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

22. No furniture, packages, supplies, equipment or merchandise will be received in the building or carried up or down in the elevator except between such hours and in such elevators as shall be designated by the Lessor


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23.  On Saturdays, Sundays and legal holidays, and on all other days between the hours of 6:00 p.m. and 7:00 am the following day, access to the Building or to the halls, corridors, elevators or stairways in the building, or the leased premises may be refused unless the person seeking access is known to the person or employee of the Office Building of any person. In case of invasion, mob, riot, public excitement or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of the property in the Office Complex and the Building.

24. No vending machine or machines of any description shall be installed, maintained or operated upon the leased premises without the prior written consent of the Lessor.

25. The word "Office Complex" means the entire complex of buildings, land driveway, parking and walkway, and landscaped areas which make up the entire Kingsgate Place. The word "Building" as used herein means the Building of which the leased premises are a part.

26.  Chair floor pads must be used under all chairs with rollers or casters.

27. Lessor shall provide disposal service, janitorial cleaning, and restroom supplies. The cost of providing such services above what is considered, at the discretion of Lessor, normal and reasonable for and office shall be paid by Lessee.

28. Lessor reserves the right to make such other and further reasonable regulations as in its judgement may from time to time be needed or desirable for the safety, care and cleanliness of Leased Premises, the Building of the Office Complex, and the preservation of good order therein.


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